Seasons Series Trust


Supplement to the Prospectus dated July 5, 2000

The Supplement dated May 1, 2001 is hereby revoked and replaced with the following:

     The following supplements the information with respect to Bankers Trust Company ("Bankers Trust") in the Prospectus:

Effective May 1, 2001 Deutsche Asset Management, Inc. ("DAMI"), an affiliate of Bankers Trust, assumed Bankers Trust's responsibilities as Subadviser to the Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity and Diversified Fixed Income Portfolios. Bankers Trust and DAMI are both wholly-owned subsidiaries of Deutsche Bank A.G. Since all portfolio managers and analysts of Bankers Trust are also employees of DAMI and since the management is the same for both Bankers Trust's and DAMI's asset management groups, this transition will not effect the overall investment advisory services provided to the Trust and the Portfolios. All references to Bankers Trust are hereby changed to DAMI.












Dated:    May 11, 2001








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